SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2015

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

ITEM 4.01 (b)	New Independent Registered Public Accounting Firm

On June 23, 2015, Astea International Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board of Directors, dismissed Grant Thornton LLP (“Grant Thornton) as the Company’s independent registered public accounting firm and engaged EisnerAmper LLP (“EisnerAmper”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2015, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with, and including, the quarter ended June 30, 2015. The Company has not consulted with EisnerAmper during its fiscal years ended December 31, 2013 and December 31, 2014 and the subsequent interim periods  through June 23, 2015 regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Grant Thornton’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2013 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013, and December 31, 2014, and the subsequent interim periods through June 23, 2015, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided Grant Thornton with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.  A copy of Grant Thornton’s letter dated June 29, 2015, is filed as Exhibit 16.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEA INTERNATIONAL INC.

Dated: June 29, 2015	By: /s/ Rick Etskovitz
Chief Financial Officer